FIRST AMENDMENT TO REVOLVING LOAN AND SECURITY AGREEMENT

         THIS REVOLVING LOAN AND SECURITY AGREEMENT is dated as of September 30, 2000, and is by and among BALTEK CORPORATION, a Delaware corporation having its principal executive offices at 10 Fairway Court, Northvale, New Jersey 07647 ("Baltek") and CRUSTACEA CORPORATION,a Delaware corporation having its principal executive offices at 106 Stonehurst Court, Northvale, New Jersey 07647 ("Crustacea") (each a "Borrower" and collectively the "Borrowers") and SUMMIT BANK, a banking institution of the State of New Jersey having an office located at 250 Moore Street, Hackensack", New Jersey 07602 (the "Bank").

                               W I T N E S S E T H
                               -------------------

         WHEREAS, the Borrowers and the Bank entered into a Revolving Loan and Security Agreement dated as of December 21, 1999 (the "Loan Agreement"); and

         WHEREAS, the Borrowers and the Bank have agreed to amend certain terms of the Loan Agreement as more fully defined herein.

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

         1. Definitions. Except as otherwise defined herein, terms defined in the Loan Agreement shall have the same meaning when used herein.

         2. Amendment of Loan Agreement. The Loan Agreement is hereby amended as follows:

         (a). Section 1.1 is hereby amended so that the definition of "Maturity Date" is hereby amended to mean December 31, 2000.

         3. Substitute Note. Concurrently herewith, the Borrower shall execute and deliver to the Bank a Substitute Revolving Credit Note (the "Substitute Note") which shall supersede, and be in substitution for, the original Revolving Credit Note dated as of December 21, 1999 (the "Original Note") executed and delivered pursuant to the provisions of paragraph 2 of the Loan Agreement and shall be the "Note" as defined and described in the Loan Agreement for all purposes. It is expressly agreed that the execution and delivery of such Substitute Note shall not evidence or represent a refinancing, repayment, accord or satisfaction or novation of the indebtedness evidenced by the Original Note.

         4. Representations and Warranties. In order to induce the Bank to enter into this Agreement and amend the Loan Agreement as provided herein, the Borrowers hereby represent and warrant to the Bank that:

         (a) Except as otherwise disclosed in writing to the Bank, all of the representations and warranties of the Borrowers set forth in the Loan Agreement are true, complete and correct in all material respects on and as of the date hereof with the same force and at length herein.

         (b) No Default or Event of Default presently exists and is continuing on and as of the date hereof.

         (c) Except as otherwise disclosed in writing to the Bank, since the date of the Borrowers' most recent financial statements delivered to the Bank, no material adverse change has occurred in the business, assets, liabilities, financial condition or results of operations of the Borrowers, and no event has occurred or failed to occur which has had a material adverse effect on the business, assets, liabilities, financial condition or results of operations of the Borrowers.

         (d) The Borrowers have full power and authority to execute, deliver and perform any action or step which may be necessary to carry out the terms of this Agreement and all other agreements, documents and instruments executed and delivered by the Borrowers to the Bank concurrently herewith or in connection herewith (collectively, the "Amendment Documents"); each Amendment Document to which the Borrowers are a party has been duly executed and delivered by the Borrowers and is the legal, valid and binding obligation of the Borrowers enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency, general equity principles or other similar laws affecting the enforcement of creditor's rights generally.

         (e) The execution, delivery and performance of the Agreement Documents will not (i) violate any provision of any existing law, statute, rule regulation or ordinance (ii) conflict with, result in a breach of or constitute a default under (a) the certificate of incorporation or by-laws of the Borrowers or (b) any order, judgment, award or decree of any court, governmental authority, bureau or agency, or (c) any mortgage, indenture, lease, contract or other agreement or undertaking to which the Borrowers are a party or by which the Borrowers or any of their properties or assets may be bound, or (iii) result in the creation or imposition of any lien or other encumbrance upon or with respect to any property or asset now owned or hereafter acquired by the Borrowers.

         (f) No consent, license, permit, approval or authorization of, exemption by, notice to, report to, or registration, filing or declaration with any person is required in connection with the execution, delivery, performance or validity of the Amendment Documents or the transactions contemplated thereby.

         (g) The Borrowers agree to pay to the Bank the sum of $750.00 in reimbursement for all costs and expenses, including counsel fees, incurred by the Bank in connection with the Amendment Documents and the transactions contemplated therein.

         5. No Change. Except as expressly set forth herein, all of the terms and provisions of the Loan Agreement shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ATTEST:                                     BALTEK CORPORATION


By:  /s/ Ronald Tassello            By:  /s/ Jacques Kohn
   ---------------------------         -----------------------------
                                         Name:  Jacques Kohn
                                         Title: President


ATTEST:                                     CRUSTACEA CORPORATION


By: /s/ Ronald Tassello             By:  /s/ Jacques Kohn
   ---------------------------         -----------------------------
                                          Name:  Jacques Kohn
                                          Title: President